UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 7, 2024. At the Annual Meeting, the Company’s shareholders (i) elected 11 individuals to the Board of Directors of the Company (the “Board”), (ii) approved an advisory resolution to approve executive compensation, and (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”).

(b)	Proposal 1

The Company’s shareholders elected 11 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	156,920,172	8,029,806	72,872	13,172,491
Mary C. Choksi	158,201,727	6,747,999	73,125	13,172,491
Leonard S. Coleman, Jr.	149,180,405	9,646,540	6,195,905	13,172,491
Mark D. Gerstein	164,283,484	675,524	63,843	13,172,491
Ronnie S. Hawkins	162,122,555	2,835,464	64,832	13,172,491
Deborah J. Kissire	152,326,506	12,588,615	107,729	13,172,491
Gracia C. Martore	161,225,160	3,725,351	72,340	13,172,491
Patricia Salas Pineda	162,481,755	2,470,062	71,033	13,172,491
Linda Johnson Rice	151,992,663	6,793,652	6,236,536	13,172,491
Cassandra Santos	164,819,955	128,255	74,641	13,172,491
Valerie M. Williams	152,292,188	12,624,563	106,099	13,172,491

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,367,304	15,491,241	164,306	13,172,491

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
164,876,792	13,214,915	103,635

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 13, 2024
	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

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